                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               November 24, 1998
                               -----------------
                Date of Report (Date of earliest event reported)



                           Factory Card Outlet Corp.
                           -------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       21859                   36-3652087
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



                  2727 Diehl Road, Naperville, Illinois  60563
                  --------------------------------------------
             (address of principal executive offices)   (Zip Code)


                                 (630) 579-2000
                                 --------------
                        (Registrant's telephone number)
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Item 5.   Other Events.

     On November 24, 1998, Factory Card Outlet Corp. (the "Registrant") announced its third quarter results and indicated that it is revising its performance expectations for the fourth quarter and year ended January 30, 1999.

     A copy of the Registrant's press release, dated November 24, 1998, is attached hereto as Exhibit 99.1 and is incorporated by reference herein.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.    Description
----------     -----------
99.1           Press Release of Factory Card Outlet Corp. issued November 24,
               1998.

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                                   SIGNATURE



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      FACTORY CARD OUTLET CORP.



                                      /s/ Stewart M. Kasen
                                      -----------------------------------------
                                      Stewart M. Kasen
Dated: November 24, 1998              President and Chief Executive Officer
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                                 EXHIBIT INDEX

Exhibit No.             Description
----------              -----------
99.1             Press Release of Factory Card Outlet Corp. issued November 24,
                 1998